Exhibit 10.11

Execution Version

Amendment Agreement No. 1

dated as of November 21, 2018

by and between

Infront Holding AG

(IHAG, Parent, Guarantor or Security Provider)

Infront Sports & Media AG

(ISMAG, Company, Borrower, Guarantor or Security Provider)

Infront Pan-Asia Holding Pte. Ltd

(Infront Pan-Asia or Security Provider)

Infront Italy Holding Spa

(Infront Italy Holding or Security Provider)

Infront Italy Spa

(Infront Italy or Security Provider)

HOST BROADCAST SERVICES (HBS) AG

(HOST BROADCAST or Security Provider)

Infront Football Media Pte. Ltd.

(Infront Football or Security Provider)

Infront International Holdings AG

IIHAG

and

UBS Switzerland AG

(UBS, Agent or Security Agent)

(IIHAG, IHAG, ISMAG, Infront Pan-Asia, Infront Italy Holding, Infront Italy, HOST BROADCAST and Infront Football, collectively, the Infront Parties, and, together with UBS, the the Parties)

Whereas

A.      Pursuant to a credit facilities agreement dated as of May 18, 2018, made between Infront International Holdings AG, as Parent or Guarantor, Infront Holding AG, as Guarantor, Infront Sports & Media AG, as Borrower or Guarantor, and UBS Switzerland AG, as Mandated Lead Arranger, Underwriter, Bookrunner, Agent, Security Agent or Original Lender and UniCredit Bank AG, as Mandated Lead Arranger, Underwriter, Bookrunner, Documentation Agent or Original Lender (the Credit Facilities Agreement), the Lenders (as defined in the Credit Facilities Agreement) have agreed to make available to the Borrower certain credit facilities in the total aggregate amount of initially EUR 450,000,000.

B.      Pursuant to certain discussions, the Parties aim to make certain changes to the Credit Facilities Agreement to acknowledge that as of the Effective Date (as defined below) (i) Infront International Holdings AG will no longer be a party and act as Parent and/or Guarantor under the Credit Facilities Agreement and (ii) Infront Holding AG will replace Infront International Holdings AG in its functions under the Credit Facilities Agreement.

C.      In order to realize these purposes, the Parties (as defined in the Credit Facilities Agreement) have agreed to amend certain provisions of the Credit Facilities Agreement.

Now, therefore, the Parties agree as follows:

1.             Definitions

Unless defined otherwise hereinafter and except to the extent that the context requires otherwise, capitalized terms used in this Amendment Agreement No. 1 (the Amendment Agreement) shall have the meanings assigned to them in the Credit Facilities Agreement.

2.             Designation

The Parties confirm the designation of this Amendment Agreement as a Finance Document.

3.             Scope of this Amendment Agreement

It is agreed between the Parties that the terms and conditions of the Credit Facilities Agreement and all other Finance Documents shall remain unchanged and in full force and effect and binding upon the Parties, unless specifically provided for otherwise in this Amendment Agreement.

4.             Condition Precedent

A copy of a resolution of the Parent’s board of directors in form and substance satisfactory to the Agent (i) approving or ratifying the terms of, and the transactions contemplated by this Amendment Agreement and resolving that it executes and delivers and performs its obligations under the Finance Documents to which it is a party and (ii) authorizing, where relevant, a specified person or persons to execute this Amendment Agreement on its behalf.

5.             Entry Into Force

The amendments and the amended rights and obligations as set forth in Clause 6 (Termination of the Credit Facilities Agreement in respect of Infront International Holdings AG and replacement of Infront International Holdings AG with Infront Holding AG as Parent and/or Guarantor), Clause 7 (Amendments) and Clause 8 (Security Confirmation) shall enter into force as of the date the conditions precedent as set forth in Clause 4 (Conditions Precedent) are satisfied (the Effective Date).

6.             Termination of the Credit Facilities Agreement in respect of Infront International Holdings AG and replacement of Infront International Holdings AG with Infront Holding AG as Parent and/or Guarantor

Effective as of the Effective Date, (i) Infront International Holdings AG will no longer act as Parent and/or Guarantor under the Credit Facilities Agreement and (ii) Infront Holding AG will act as Parent and/or Guarantor under the Credit Facilities Agreement, it being understood that Infront Holding AG will replace Infront International Holdings AG in its functions.

7.             Amendments

7.1          Cover Page

Effective as of the Effective Date, the cover page of the Credit Facilities Agreement shall be amended and read as follows:

“Credit Facilities Agreement

dated May 18, 2018

by and between

Infront Holding AG

Grafenauweg 2, 6304 Zug, Switzerland

(IHAG, Parent or Guarantor)

Infront Sports & Media AG

Grafenauweg 2, 6302 Zug, Switzerland

(ISMAG, Company, Borrower or Guarantor)

and

UBS Switzerland AG

Bahnhofstrasse 45, 8001 Zurich, Switzerland

(UBS, Mandated Lead Arranger, Underwriter, Bookrunner, Agent, Security Agent or Original Lender)

UniCredit Bank AG

Arabellastrasse 12, 81925 Munich, Germany

(UniCredit, Mandated Lead Arranger, Underwriter, Bookrunner, Documentation Agent or Original Lender)

(IHAG, ISMAG and the Original Lenders, collectively the Original Parties)”

7.2          Page 9 immediately preceding Section 1

Effective as of the Effective Date, page 9 of the Credit Facilities Agreement shall be amended and read as follows:

“This credit facilities agreement is originally dated as of May 18, 2018, and made between:

1.     Infront Holding AG, Grafenauweg 2, 6304 Zug, Switzerland, a corporation (Aktiengesellschaft) incorporated and organised under the laws of Switzerland, registered with the Commercial Register of the Canton of Zug under registration no. CHE-109.900.324 (IHAG, Parent or Guarantor);

2.                   Infront Sports & Media AG, Grafenauweg 2, 6304 Zug, Switzerland, a corporation (Aktiengesellschaft) incorporated and organised under the laws of Switzerland, registered with the Commercial Register of the Canton of Zug under registration no. CHE-101.159.299 (ISMAG, Company, Borrower or Guarantor);

3.                   UBS Switzerland AG, Bahnhofstrasse 45, 8001 Zurich, Switzerland, a corporation (Aktiengesellschaft) incorporated and organised under the laws of Switzerland, registered with the Commercial Register of the Canton of Zurich under registration no. CHE-412.669.376, and licensed by the Swiss Financial Market Supervisory Authority FINMA as a bank and securities dealer (UBS, Mandated Lead Arranger, Underwriter, Bookrunner, Agent, Security Agent or Original Lender); and

4.                   UniCredit Bank AG, Arabellastrasse 12, 81925 Munich, a corporation (Aktiengesellschaft) incorporated and organised under the laws of Germany, registered with the Local Court of Munich under registration no. 42148 (UniCredit, Mandated Lead Arranger, Underwriter, Bookrunner, Documentation Agent or Original Lender).”

7.3                               Section 1 (Definitions and Interpretation), Clause 1 (Definitions)

Effective as of the Effective Date, Clause 1 (Definitions) of Section 1 (Definitions and Interpretation) of the Credit Facilities Agreement shall be amended and read as follows:

“1. Definitions

[...]

Agreement means this EUR 450,000,000 credit facilities agreement, as amended from time to time, between IHAG as Parent and Guarantor, ISMAG as Company, Borrower and Guarantor, UBS as Mandated Lead Arranger, Underwriter, Bookrunner, Agent, Security Agent and Original Lender and UniCredit as Mandated Lead Arranger, Underwriter, Bookrunner, Documentation Agent and Original Lender as well as any other person becoming a Party hereto.

[...]

Existing Credit Facilities Agreement means the credit facilities agreement dated July 27, 2016, pursuant to which Wanda Sports Finance Ltd., Hong Kong, provided Infront International Holdings AG, with a USD 470,000,000 facility, with an actual outstanding amount of USD 470,000,000 as of March 31, 2018, on-lent to the Company on July 27, 2016, in an amount of USD 470,000,000 with an actual outstanding amount of EUR 381,462,543.63 as of March 31, 2018.

[...]

7.4                               Section 22 (Financial Covenants), Clause 22.2 (Minimum Equity)

Effective as of the Effective Date, Clause 22.2. (Minimum Equity) of Section 22 (Financial Covenants) of the Credit Facilities Agreement shall be amended and read as follows:

“22. Financial Covenants

[...]

“22.2 Minimum Equity

The Minimum Equity of IHAG shall be at least CHF 200 million at the end of each financial year as per standalone financial statements of IHAG (the Minimum Equity).

[...]”

7.5                             Schedule 1 (Original Parties), Part I

Effective as of the Effective Date, Part I of Schedule 1 (Original Parties) to the Credit Facilities Agreement shall be amended and read as follows:

SCHEDULE 1

ORIGINAL PARTIES

Part I

Borrower

Borrower under Facility
Name	Jurisdiction	Term Loan Facility	RCF
Infront Sports & Media AG	Switzerland	Yes	Yes

Guarantors

Guarantor under Facility
Name	Jurisdiction	Term Loan Facility	RCF
Infront Holding AG	Switzerland	Yes	Yes
Infront Sports & Media AG	Switzerland	Yes	Yes

7.6                               Schedule 6 (Form of Compliance Certificate), Annex B (Calculation of Minimum Equity)

Effective as of the Effective Date, Annex B (Calculation of Minimum Equity) of Schedule 6 (Form of Compliance Certificate) to the Credit Facilities Agreement shall be amended and read as follows:

“

Minimum Equity

Pursuant to Clause 22.2 of the Agreement

In CHF		Testing Date 31.12.20xx
Share capital
+	Own shares
+	Reserves from capital contributions
+	Other capital reserves
+	Retained earnings
+	Net profit / (loss)
Total shareholders equity		0

	Minimum Equity	200’000’000
Financial covenant met		no

Zug,                          20

Signatures

Name

Title

7.7                               Schedule 8 (Group Structure Chart)

Effective as of the Effective Date, Schedule 8 (Group Structure Chart) to the Credit Facilities Agreement shall be amended and read as follows:

Source: Infront Sports & Media AG

8.                                      Security Confirmation

Effective as of the Effective Date, each of the Guarantors and Security Providers herewith agrees and confirms for the benefit of the Agent and the other Finance Parties that:

(i)         it acknowledges the terms of this Amendment Agreements and the rights and obligations set forth herein;

(ii)        it confirms that it continues to be bound by its obligations as set out in each of the Finance Documents, including the Security Agreements;

(iii)       it undertakes with respect to (i) and (ii) above, to do all such acts and things or execute all such documents which the Agent or Security Agent may require in order to ensure that, in relation to the Guarantors, the Guarantee and, in relation to the Security Providers, the Security granted under each respective Security Agreement continues to be in full force and effect and that the Guarantee or the Security granted under the Security Agreements continue to guarantee or secure, respectively, all the rights and claims of the Finance Parties under the Finance Documents as amended by this Amendment Agreement;

(iv)       all references to the Credit Facilities Agreement and the other Finance Documents are references to the Credit Facilities Agreement or the other Finance Documents as amended by this Amendment Agreement.

9.                                      Representations

Each Party represents and warrants and agrees with the other Parties hereto that this Amendment Agreement has been duly authorized and executed by it and constitutes its valid and legally binding obligation.

The Obligors hereby represent and warrant that, as at the date hereof, the representations and warranties as per clause 20 (Representations and Warranties) of the Credit Facilities Agreement in relation to the facts and circumstances subsisting as of the date hereof, are true and accurate.

10.                               General Provisions

Section 34 (Notices and Language), Section 35 (Severability) and Section 38 (Confidentiality) of the Credit Facilities Agreement shall be incorporated herein by reference thereto.

11.                               Governing Law and Jurisdiction

This Amendment Agreement shall be governed by and construed in accordance with, the substantive laws of Switzerland.

Place of performance as well as the exclusive place of jurisdiction for any disputes arising out of or in connection with this Amendment Agreement shall be the City of Zurich, venue being Zurich 1.

However, the Finance Parties reserve the right to take legal action at the domicile of a Borrower or any other competent authority, in which case Swiss law shall remain applicable.

[signature page follows]

INFRONT COMPANIES

Infront Holding AG

as Parent, Guarantor and Security Provider

Name:	Name:
Function:	Function:

Infront Sports & Media AG

as Company, Borrower, Guarantor and Security Provider

Name:	Name:
Function:	Function:

Infront Pan-Asia Holding Pte. Ltd

as Security Provider

/s/ Michael Francombe
Name:	Michael Francombe	Name:
Function:	Managing Director	Function:

Infront Italy Holding Spa

as Security Provider

Name:	Name:
Function:	Function:

Infront Italy Spa

as Security Provider

Name:	Name:
Function:	Function:

HOST BROADCAST SERVICES (HBS) AG

as Security Provider

Name:	Name:
Function:	Function:

Infront Football Media Pte. Ltd.

as Security Provider

/s/ Michael Francombe
Name:	Michael Francombe	Name:
Function:	Managing Director	Function:

INFRONT COMPANIES

Infront Holding AG

as Parent, Guarantor and Security Provider

Infront Sports & Media AG

as Company, Borrower, Guarantor and Security Provider

Infront Pan-Asia Holding Pte. Ltd

as Security Provider

/s/ Julien Ternisien
Name:	Name:	Julien Ternisien
Function:	Function:	BOD Member

Infront Italy Holding Spa

as Security Provider

/s/ Luigi De Siervo		/s/ Jean Thomas Sauerwein
Name:	Luigi de Siervo	Name:	Jean Thomas Sauerwein
Function:		Function:	COO Infront Italy Holding

Infront Italy Spa

as Security Provider

/s/ Bruno Marty		/s/ Dr. Thomas Oehninger
Name:	Bruno Marty	Name:	Dr. Thomas Oehninger
Function:	Senior Vice President Winter Sport	Function:	Group General Counsel

HOST BROADCAST SERVICES (HBS) AG

as Security Provider

/s/ Dan Miodownik		/s/ Stephan Herth
Name:	Dan Miodownik	Name:	Stephan Herth
Function:	CEO HBS	Function:	BOD Member

Infront Football Media Pte. Ltd.

as Security Provider

/s/ Stephan Herth
Name:	Name:	Stephan Herth
Function:	Function:	BOD Member

AGENT AND SECURITY AGENT:

UBS Switzerland AG

/s/ Markus Krieger		/s/ Tobias Steinemann
Name:	Markus Krieger	Name:	Tobias Steinemann
Function:	Associate Director	Function:	AD

Solely for the purposes of acknowledging the termination of its functions as Parent and Guarantor under the Credit Facilities Agreement:

Infront International Holdings AG